                                                                   EXHIBIT 10.12



                            RCL ACQUISITIONS, L.L.C.

                       EXECUTIVE UNIT PURCHASE AGREEMENT
                       ---------------------------------


          THIS EXECUTIVE UNIT PURCHASE AGREEMENT (this "Agreement") is made as
                                                        ---------
of May 5, 1998, by and between RCL Acquisitions, L.L.C., a Delaware limited liability company (the "Company"), and Herman Beach ("Executive"). Any
                        -------                       ---------
capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Section 5 hereof.

          WHEREAS, reference is made to a certain Agreement and Plan of Merger (the "Merger Agreement"), dated February 21, 1998, by and among Bain/RCL,
      ----------------
L.L.C., a Delaware limited liability company ("Bain"), the Company, Raytheon
                                               ----
Commercial Laundry LLC, a Delaware limited liability company ("RCL") and
                                                               ---
Raytheon Company, a Delaware corporation ("Raytheon"), pursuant to which, as of
                                           --------
the date hereof and simultaneous with the execution of this Agreement, the Company has merged with and into RCL (such merger, the "Merger") with RCL as the
                                                        ------
surviving entity (as such, the "Surviving Entity");
                                ----------------

          WHEREAS, in connection with the Merger and the transactions related thereto, the Company and Executive desire to enter into this Agreement (i) to provide for the sale to Executive by the Company of 465.30 the Company's Class A Common Units (the "Class A Units"), 51.70 of the Company's Class L Common Units
                    -------------
(the "Class L Units", and collectively with any Class A Units, the "Purchased
      -------------                                                 ---------
Units"), 171.09 of the Company's Class B Common Units (the "Class B Units") and
-----                                                       -------------
182.01 of the Company's Class C Common Units (the "Class C Units", and
                                                   -------------
collectively with such Class B Units, the "Incentive Units" ), and (ii) to
                                           ---------------
provide for certain rights and obligations of the parties with respect to the Purchased Units and the Incentive Units (collectively, the "Executive Units");
                                                            ---------------
and

          WHEREAS, as a result of the Merger, the Executive will become a unitholder of the Surviving Entity and will receive his or her pro rata share of the common units of the Surviving Entity in exchange for the Executive Units.

          NOW THEREFORE, in consideration for the premises contained herein and the mutual obligations of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereto agree as follows:

     1.   PURCHASE AND SALE OF EXECUTIVE UNITS.
          ------------------------------------

          (a) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell, 465.30 Class A Units at a price of $100 per unit, 51.70 Class L Units at a price of $8,100 per unit, 171.09 Class B Units at a price of $0.01 per unit and 182.01 Class C Units at a price of $0.01 per unit. The Company shall deliver to Executive an executed copy of the Company's limited liability company agreement (the "Operating Agreement") indicating
                                          -------------------
Executive's ownership of such Class A Units, Class L Units, Class B Units and Class C Units and Executive shall deliver to the Company a cashier's check or wire transfer of funds in the aggregate amount of $344,600 and a promissory note in the form of Annex A attached hereto in an aggregate principal amount of
               -------
$120,700 (the "Executive Note").  Executive's obligations under the Executive
              ---------------
Note shall be secured by a pledge of all of the Executive Units to the Company, and in connection therewith, Executive shall enter into a pledge agreement in the form of Annex B attached hereto (the "Pledge Agreement").
            -------                       ----------------

          (b) Within 30 days after Executive purchases any Executive Units from the Company, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex C attached hereto.
                                                  -------

     2.   REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENTS.
          -----------------------------------------------

          (a) Representations and Warranties by Executive.  In connection with
              -------------------------------------------
the purchase and sale of the Executive Units hereunder, Executive represents and warrants to the Company that:

               (i) The Executive Units to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Units shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive officer of Alliance, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Units.

               (iii) Executive is able to bear the economic risk of his or her investment in the Executive Units for an indefinite period of time because the Executive Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Units and has had full access to such other information concerning the Company as he or she has requested. Execu tive has also reviewed, or has had an opportunity to review, the following documents: (A) the Operating Agreement; (B) the loan agreements, notes and related documents with the senior and subordinated lenders of the Company; and (C) the Company's audited and unaudited financial statements.

               (v) The execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he or she is bound and upon the execution and delivery of this Agreement by the Company, this Agreement shall be the legal, valid and binding obligation of Executive, enforceable in accordance with its terms.

               (vi) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity other than Alliance.

               (vii) Executive has consulted with independent legal counsel regarding his or her rights and obligations under this Agreement and that he or she fully understands the terms and conditions contained herein.

          (b)  Acknowledgments.
               ---------------

               (i) As an inducement to the Company to issue the Executive Units to Executive, as a condition thereto, Executive acknowledges and agrees that:

                    (A) neither the issuance of the Executive Units to Executive nor any provision contained herein shall entitle Executive to remain in the employment of Alliance or affect the right of Alliance to terminate Executive's employment at any time; and

                    (B) the Company shall not have any duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Units upon the termination of Executive's employment with Alliance or as otherwise provided hereunder.

               (ii) The Company and Executive acknowledge and agree that this Agreement has been executed and delivered, and the Executive Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between Alliance and Executive.

     3.   RIGHT TO PURCHASE EXECUTIVE UNITS UPON TERMINATION OF EMPLOYMENT.
          ----------------------------------------------------------------

          (a) Repurchase Option.  In the event that Executive is no longer
              -----------------
employed by Alliance for any reason (the date of such termination being referred to herein as the "Termination Date"), the Executive Units, whether held by
                  ----------------
Executive or one or more Permitted Transferees, will be subject to repurchase by the Company and the Investors pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").
                     -----------------

          (b) Termination Other than for Cause or Voluntary Termination.  If
              ---------------------------------------------------------
Executive is no longer employed by Alliance as a result of Executive's death or permanent disability (as determined by the Board in its good faith judgment) or Executive's termination by Alliance without Cause, then on or after the Termination Date, the Company may elect to purchase all or any portion of (1) the Purchased Units and the Vested Incentive Units at a price per unit equal to the Fair Market

Value thereof (x) as determined on the Termination Date, if the Repurchase Notice (as defined in paragraph (d) below) has been delivered within three months after the Termination Date, or (y) as determined as of a date determined by the Board within thirty (30) days prior to the delivery of the Repurchase Notice, if the Repurchase Notice is delivered after the third month following the Termination Date and (2) the Unvested Incentive Units at a price per unit equal to the lower of their Original Value or the Fair Market Value thereof determined as described in clause 3(b)(1) above.

          (c) Voluntary Termination or Termination for Cause.  If Executive is
              ----------------------------------------------
no longer employed by Alliance as a result of Executive's termination for Cause or voluntary termination, then on or after the Termination Date, the Company may elect to purchase all or any portion of the Executive Units at a price per unit equal to the lower of the Original Value thereof or the Fair Market Value thereof determined as described in clause 3(b)(1) above; provided, however, that
                                                         --------  -------
on and after the seven and one-half year anniversary of the date hereof, if the Executive is no longer employed by Alliance as a result of Executive's voluntary termination, then on or after such Termination Date, the Company may elect to purchase all or any portion of the Executive Units at a price per unit equal to the Fair Market Value thereof determined as described in clause 3(b)(i) above.

          (d) Repurchase Procedures.  The Company may elect to exercise the
              ---------------------
right to purchase all or any portion of the Executive Units pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the
                                                     -----------------
holder or holders of Executive Units within 180 days after Executive's Termination Date. The Repurchase Notice will set forth the number of Executive Units to be acquired from such holder(s), the aggregate consideration to be paid for such units and the time and place for the closing of the transaction. The Company may elect to purchase all or any portion of the Unvested Incentive Units without or before purchasing any Vested Incentive Units. If any of the Executive Units are held by Permitted Transferees of Executive, the Company shall purchase the units elected to be purchased from such holder(s) of Executive Units pro rata according to the number of Executive Units held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest unit). If both Unvested Units and Vested Units are to be purchased by the Company and Executive Units are held by Permitted Transferees of Executive, the number of Unvested Units and Vested Units to be purchased will be allocated among such holders pro rata according to the total number of Executive Units to be purchased from such person.

          (e)  Investors' Rights.
               -----------------

               (i) If for any reason the Company does not elect to purchase all of the Executive Units pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Investors will be entitled to exercise the Repurchase Option, in the manner set forth in this Section 3, for the Executive Units the Company has not elected to purchase (the "Available Units"). As soon as practicable, but in any event within thirty
     ----------------
     (30) days after the Company determines that there will be any Available Units, the Company will deliver written notice (the "Option Notice") to the
                                                          -------------
     Investors setting forth the number of Available Units and the price for each Available Unit.

               (ii) Each of the Investors will initially be permitted to purchase up to its pro rata share (based upon the number of Class L Units and Class A Units then held by such Investors) of the Available Units by delivering written notice to the Company within twenty (20) days after receipt of the Option Notice from the Company (such 20-day period being referred to herein as the "Investor Election Period").
                                ------------------------

               (iii) As soon as practicable but in any event within five (5) days after the expiration of the Investor Election Period, the Company will, if necessary, notify the Investors electing to purchase Available Units of any Available Units which Investors have elected not to purchase and each of the electing Investors will be entitled to purchase any number of the remaining Available Units (the "Second Option Notice"); provided,
                                            --------------------    --------
     that if in the aggregate such Investors elect to purchase more than the remaining Available Units, such remaining Available Units purchased by each such Investor will be reduced on a pro rata basis based upon the number of Class L Units and Class A Units then held by such Investors. Each Investor may elect to purchase any of the remaining Available Units available to such Investor by delivering written notice to the Company within five (5) days after the delivery of the Second Option Notice (such 5-day period being referred to herein as the "Second Period").
                                      -------------

               (iv) As soon as practicable but in any event within five (5) business days after the expiration of the Investor Election Period or the Second Period (if any), the Company will, if necessary, notify the holder(s) of Executive Units as to the number of Executive Units being purchased from the holder(s) by the Investors (the "Supplemental Repurchase
                                                         -----------------------
     Notice").  The Supplemental Repurchase Notice will set forth the number of
     ------
     Executive Units the Company and each Investor will acquire from such holder(s), the aggregate consideration to be paid for such units and the time and place of the closing of the transaction.

          (f) Closing.  The closing of the transactions contemplated by this
              -------
Section 3 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than ninety (90) days after the delivery of such notice. The Company and/or the Investors, as the case may be, will pay for the Executive Units to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check payable to the holder of Executive Units, and in the case of the Company (i) a check payable to the holder of such Executive Units, (ii) a note or notes payable in three equal annual installments beginning on the first anniversary of the Termination Date and bearing interest (payable quarterly) at a rate per annum equal to 8% or (iii) both (i) and (ii) in the aggregate amount of the purchase price for such units. In addition, the Company may pay the purchase price for such Units by offsetting amounts outstanding under the Executive Note issued to the Company hereunder. Any notes issued by the Company pursuant to this paragraph 3(f) shall be subject to any restrictive covenants to which the Company is subject at the time of such
purchase.   The Company and/or the Investors, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Executive Units, including but not limited to the representation that such seller has good and marketable title to the Executive Units to be transferred free and clear of all liens, claims and other encumbrances, other than liens pursuant to the Pledge Agreement.

          (g) Termination of Repurchase Right. The rights of the Company and the
              -------------------------------
Investors to repurchase Executive Units pursuant to this Section 3 shall terminate upon a Sale of the Company.

          4.   RESTRICTIONS ON TRANSFER. The parties hereby agree that (i) prior
               ------------------------
to the Merger, the Executive Units cannot be transferred and (ii) after the consummation of the Merger, the Executive Units will be subject to the Securityholders Agreement.

          5.   DEFINITIONS.
               -----------

          "Affiliate" shall have the meaning assigned to it in the Operating
           ---------
Agreement.

          "Alliance" means Alliance Laundry Systems LLC, a Delaware limited
           --------
liability company and wholly-owned subsidiary of RCL.

          "Board" shall have the meaning assigned to it in the Operating
           -----
Agreement.

          "Cause" means  (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud, (ii) conduct tending to bring Alliance or any of its Subsidiaries into public disgrace or disrepute, (iii) failure to accept and cooperate with actions and initiatives assigned to the Executive by the Board of Directors or Chief Executive Officer of Alliance, (iv) gross negligence or willful misconduct with respect to Alliance or any of its Subsidiaries or (v) any breach of this Agreement.

          "Common Units" is defined in the Operating Agreement and includes any
           ------------
equity securities issued or issuable directly or indirectly with respect to such Common Units by way of any dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Credit Agreement" means that certain Credit Agreement, dated as of
           ----------------
the date hereof, by and among the Company, Alliance, Lehman Brothers Inc., Lehman Commercial Paper Inc. and GE Capital Corporation as Administrative Agent.

          "Executive Units"  means collectively the Class A Units, Class L
           ---------------
Units, the Class B Units and the Class C Units. Such Units shall continue to be Executive Units in the hands of any holder other than Executive (except for the Company, the Investors and transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Units shall succeed to all rights and obligations attributable to Executive as a holder of Executive Units hereunder. Executive Units shall include both vested and unvested Executive Units and shall include interests in the Company issued with respect to Executive Units by way of any recapitalization.

          "Fair Market Value" of each Executive Unit means the average of the
           -----------------
closing prices of the sale of any such Unit on all stock exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day, and with respect to any Unit which is not, as of the date of determination, listed on any stock exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value thereof shall be the amount which each such Unit would receive upon a complete liquidation of the Company following a sale of the Company at its market value as determined in good faith by the Board and Executive. If Board and Executive are unable to agree upon such market value, it shall be determined in good faith by a nationally recognized investment banking institution selected by the Board, who will consider in such determination, among other things, (i) the Company's EBITDA (as defined in the Credit Agreement) for the previous twelve months, (ii) EBITDA multiples paid in recent acquisitions of comparable companies and (iii) current trends in the industry and the Company's performance.

          "Investors" means the persons listed on Schedule A hereto.
           ---------                              ----------

          "Original Value" $8,100 for each Class L Unit, $100 for each Class A
           --------------
Unit, $0.01 for each Class B Unit and $0.01 for each Class C Unit.

          "Operating Agreement" shall have the meaning assigned to it in Section
           -------------------
1(a) hereof.

          "Other Investors" means the Members (as defined in the Operating
           ---------------
Agreement) of the Surviving Entity, as of the date hereof, other than Bain/RCL, L.L.C. and Raytheon Company.

          "Permitted Transferee" shall have the meaning assigned to it in the
           --------------------
Securityholders Agreement.

          "Person" shall mean an individual, a partnership, a corporation, a
           ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Sale of the Company" means (i) any sale of all or substantially all
           -------------------
(as defined in the Model Business Corporation Act) of the assets of the Company and its Subsidiaries on a consolidated basis in one transaction or series of related transactions, (ii) any sale of all or substantially all of the Common Units in one transaction or series of related transactions, excluding any sales of Common Units in a Public Sale or (iii) a merger or consolidation which accomplishes one of the foregoing; provided that the transactions contemplated
                                   --------
by the Merger Agreement do not constitute a Sale of the Company.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securityholders Agreement" means that certain Securityholders
           -------------------------
Agreement, dated the date hereof, to be entered into by and among the Surviving Entity and its members.

          "Subsidiary" shall have the meaning assigned to it in the Operating
           ----------
Agreement.

          "Transfer"  shall have the meaning assigned to it in the
           --------
Securityholders Agreement.

          "Units" means collectively the Class L Units, the Class A Units, the
           -----
Class B Units and the Class C Units.

          "Unvested Units" means any Executive Units which are not Vested Units.
           --------------

          "Unvested Incentive Units" means any Incentive Units which have not
           ------------------------
become Vested Incentive Units.


          "Vested Units" means any Purchased Units and any Vested Incentive
           ------------
Units.

          "Vested Incentive Units" means any Incentive Units which have become
           ----------------------
vested on a monthly basis in accordance with the following schedule, if as of each such date Executive is employed by Alliance:

                                    Cumulative Percentage
        Date                      of Incentive Units Vested
        ----                      --------------------------
Date of this Agreement                        0%
     May 5, 1999                             20%
     May 5, 2000                             40%
     May 5, 2001                             60%
     May 5, 2002                             80%
     May 5, 2003                            100%;


provided, that upon the occurrence of a Sale of the Company, so long as
--------
Executive is employed by Alliance as of the date on which such Sale of the Company occurs, all Incentive Units which have not yet become vested shall immediately become vested.

          6.  NOTICES.  Any notice provided for in this Agreement must be in
              -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

               Notices to Executive:
               --------------------

               Herman W. Beach
               3410 Parkwood Drive
               Marianna, FL 32446



               Notices to the Company:
               ----------------------

               RCL Acquisitions, L.L.C.
               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, Massachusetts 02116
               Attn:    Robert C. Gay
                        Edward Conard
                        Stephen Zide

               with a copy to:
               --------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attn:  James L. Learner

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          7. GENERAL PROVISIONS.
             ------------------

          (a)       Transfers in Violation of Agreement.  Any Transfer or
                    -----------------------------------
attempted Transfer of any Executive Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Units as the owner of such membership Units for any purpose.

          (b)       Severability.  Whenever possible, each provision of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c)       Complete Agreement.  This Agreement, those documents
                    ------------------
expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d)       Counterparts.  This Agreement may be executed in separate
                    ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e)       Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns (including subsequent holders of Executive Units); provided, that the
                                                           --------
rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Units hereunder.

          (f)       Choice of Law.  The corporate law of the State of Delaware
                    -------------
shall govern all questions concerning the relative rights of the Company and its stockholders. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (g)       Remedies.  Each of the parties to this Agreement (including
                    --------
the Investors) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h)       Amendment and Waiver.  The provisions of this Agreement may
                    --------------------
be amended and waived only with the prior written consent of the Company and Executive. The provisions of Section 3 may be amended and waived only with the prior written consent of the Investors owning 60% of the Units on a fully-diluted basis held by all Investors.

          (i)       Third-Party Beneficiaries. The parties hereto acknowledge
                    -------------------------
and agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Executive Unit Purchase Agreement on the date first written above.



                                    RCL ACQUISITIONS, L.L.C.


                                    By:   ______________________________________

                                    Its:  ______________________________________



                                    _________________________________________
                                              Herman W. Beach

                                   SCHEDULE A

                                   INVESTORS
                                   ---------


Bain/RCL, L.L.C.
Other Investors